As filed with the Securities and Exchange Commission on October 3, 2022

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

NIGHTHAWK BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	26-2844103
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

627 Davis Drive, Suite 400

Morrisville, North Carolina 27560

(919) 240-7133

(Address, including ZIP code, and telephone number, including area code, of registrant's principal executive office)

NIGHTHAWK BIOSCIENCES, INC. 2018 STOCK INCENTIVE PLAN

(Full title of the Plans)

Jeffrey Wolf

Chief Executive Officer and

Chairman of the Board of Directors

NightHawk Biosciences, Inc.

627 Davis Drive, Suite 400

Morrisville, North Carolina 27560

(919) 240-7133

(Name, address and telephone number of agent of services)

with copies to:

Leslie Marlow, Esq.

Hank Gracin, Esq

Patrick J. Egan, Esq.

Blank Rome LLP

1271 Avenue of the Americas

New York, New York 10020

(212) 885-5000

(Name, address and telephone number)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☑	Smaller reporting company ☑
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

NightHawk Biosciences, Inc. (formerly known as Heat Biologics, Inc.) (the “Registrant” or the “Company”) filed with the Securities and Exchange Commission (the “Commission”) its Registration Statement on Form S-8 (Registration No. 333-227699) on October 4, 2018 (the “2018 Registration Statement”) pursuant to and in accordance with the requirements of Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), 4,000,000 (pre reverse stock split) shares of common stock, par value $0.0002 per share (the “Common Stock”), to be offered and sold under the Registrant’s 2018 Stock Incentive Plan, as amended (hereinafter referred to as the “Plan”). Pursuant to General Instruction E to Form S-8, the contents of the 2018 Registration Statement are incorporated into this Registration Statement by reference.

The Registrant also filed with the Commission its Registration Statement on Form S-8 (Registration No. 333-233352) on August 16, 2019 (the “2019 Registration Statement”) pursuant to and in accordance with the requirements of General Instruction E to Form S-8 for the purpose of registering under the Securities Act an additional 4,000,000 shares of Common Stock to be offered and sold under the Plan. These additional 4,000,000 (pre reverse stock split) shares of Common Stock were added pursuant to the adoption of Amendment No. 1 to the Plan. Pursuant to General Instruction E to Form S-8, the contents of the 2019 Registration Statement are incorporated into this Registration Statement by reference.

The Registrant also filed with the Commission its Registration Statement on Form S-8 (Registration No. 333-237137) on March 12, 2020 (the “March 2020 Registration Statement”) pursuant to and in accordance with the requirements of General Instruction E to Form S-8 for the purpose of registering under the Securities Act an additional 4,000,000 shares of Common Stock to be offered and sold under the Plan. These additional 4,000,000 (pre reverse stock split) shares of Common Stock were added pursuant to the adoption of Amendment No. 2 to the Plan. Pursuant to General Instruction E to Form S-8, the contents of the March 2020 Registration Statement are incorporated into this Registration Statement by reference.

The Registrant also filed with the Commission its Registration Statement on Form S-8 (Registration No. 333-249466) on October 14, 2020 (the “October 2020 Registration Statement”) pursuant to and in accordance with the requirements of General Instruction E to Form S-8 for the purpose of registering under the Securities Act an additional 15,000,000 (pre reverse stock split) shares of Common Stock to be offered and sold under the Plan. These additional 15,000,000 shares of Common Stock were added pursuant to the adoption of Amendment No. 3 to the Plan. Pursuant to General Instruction E to Form S-8, the contents of the October 2020 Registration Statement are incorporated into this Registration Statement by reference.

On December 11, 2020, the Registrant effected a one-for-seven reverse stock split, which reduced the number of shares reserved under the Plan to 3,857,141 shares.

The Registrant is filing this Registration Statement on Form S-8 (the “Registration Statement”) to register an additional 5,000,000 (post reverse stock split) shares of Common Stock that were added to the Plan by a vote of the Registrant’s stockholders at the Registrant’s 2022 Annual Meeting of Stockholders that was held on September 15, 2022, whereby the stockholders approved Amendment No. 4 to the Plan. Amendment No. 4 to the Plan increased the number of shares of Common Stock with respect to which awards may be granted under the Plan from 3,857,141 (post reverse stock split) shares of Common Stock to 8,857,141 (post reverse stock split) shares of Common Stock.

PART I

INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1. Plan Information*

Item 2. Registrant Information and Employee Plan Annual Information*

*The information specified in Item 1 and Item 2 of Part I of this Registration Statement on Form S-8 is omitted from this filing in accordance with the provisions of Rule 428 under the Securities Act of 1933, as amended (the “Securities Act”), and the introductory note to Part I of Form S-8. The documents containing the information specified in Part I will be delivered to the participants in the Plan as required by Rule 428. Such documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

The Securities and Exchange Commission (the “Commission”) allows us to “incorporate by reference” the information we file with it which means that we can disclose important information to you by referring you to those documents instead of having to repeat the information in this prospectus. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the Commission will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made with the Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), between the date of this prospectus and the termination of the offering:

•	The Registrant’s Annual Report on Form 10-K for the year ended December 31, 2021 (Commission File No. 001-35994) filed with the Commission on March 11, 2022;
•	The Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 (Commission File No. 001-35994) filed with the Commission on May 16, 2022;
•	The Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 (Commission File No. 001-35994) filed with the Commission on August 10, 2022;
•	The Registrant’s Current Reports on Form 8-K and Form 8-K/A (Commission File No. 001-35994) filed with the Commission January 3, 2022, January 12, 2022 (other than as indicated therein), February 2, 2022 (other than as indicated therein), February 3, 2022, March 2, 2022, March 11, 2022, March 24, 2022, April 18, 2022, April 25, 2022, May 3, 2022 (other than as indicated therein), June 6, 2022, August 22, 2022 and September 16, 2022;
•	The Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Commission on July 28, 2022;
•	The Registrant’s description of its common stock set forth in the Registrant’s registration statement on Form 8-A filed with the Commission on February 4, 2022 (Commission File No. 001-35994); and
•	The Registrant’s description of its common stock purchase rights set forth in the Registrant’s registration statements on Form 8-A filed with the Commission on February 4, 2022 and Form 8-A/A (Amendment No. 1) filed on March 11, 2022 (Commission File No. 001-35994).

All other reports and documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than Current Reports furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits furnished on such form that relate to such items) shall be deemed to be incorporated by reference in this Registration Statement and to be a part of this Registration Statement from the respective date of filing of each of those reports or documents until the filing of a post-effective amendment to this Registration Statement which indicates either that all securities offered by this Registration Statement have been sold or which deregisters all of the securities under this Registration Statement then remaining unsold.

Any statement contained in this Registration Statement or in a document incorporated or deemed to be incorporated by reference in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in this Registration Statement or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Registration Statement modifies or supersedes that statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities

Not applicable.

Item 5. Interests of Named Experts and Counsel

As of the date of this Registration Statement, an attorney of Blank Rome LLP beneficially owns securities exercisable to purchase shares of our common stock that represent less than 1% of our outstanding shares of common stock.

Item 6. Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities, including reimbursement for expenses incurred, arising under the Securities Act.

Our amended and restated certificate of incorporation, as amended, provides for indemnification of our directors and executive officers to the maximum extent permitted by the Delaware General Corporation Law, and our amended and restated bylaws provide for indemnification of our directors and executive officers to the maximum extent permitted by the Delaware General Corporation Law.

As permitted by the Delaware General Corporation Law, the Registrant has entered into indemnity agreements with each of its directors that require the Registrant to indemnify such persons against any and all costs and expenses (including attorneys’, witness or other professional fees) actually and reasonably incurred by such persons in connection with any action, suit or proceeding (including derivative actions), whether actual or threatened, to which any such person may be made a party by reason of the fact that such person is or was a director or officer or is or was acting or serving as an officer, director, employee or agent of the Registrant or any of its affiliated enterprises, provided that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the Registrant’s best interests and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth certain procedures that will apply in the event of a claim for indemnification thereunder.

Item 7. Exemption from Registration Claimed

Not applicable.

Item 8. Exhibits

Exhibit No.	Description of Document

4.1	Third Amended and Restated Certificate of Incorporation (1)
4.2	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation (2)
4.3	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation (3)
4.4	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation (4)
4.5	Amended and Restated Bylaws (5)
4.6	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation (6)
4.7	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation (7)
5.1	Opinion of Blank Rome LLP regarding Legality of Shares (14)
23.1	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm (14)
23.2	Consent of Blank Rome LLP (contained in Exhibit 5.1) (14)
24.1	Power of Attorney (included as part of the signature page to this Registration Statement and incorporated herein by reference)(14)
99.1	2018 Stock Incentive Plan (8)
99.2	Amendment No. 1 to the 2018 Stock Incentive Plan (9)
99.3	Amendment No. 2 to the 2018 Stock Incentive Plan (10)
99.4	Amendment No. 3 to the.2018 Stock Incentive Plan (12)
99.5	Amendment No. 4 to the Stock Incentive Plan (13)
99.6	Form of Incentive Stock Option Agreement and Notice of Exercise (8)
99.7	Form of Non-Statutory Stock Option Agreement and Notice of Exercise (8)
99.8	Form of Notice of Award of Restricted Stock Units and Restricted Stock Unit Award Agreement (8)
99.9	Form of Restricted Stock Agreement (11)
107	Calculation of Filing Fee Table (14)

_________________________

(1)	Filed as Exhibit 3.5 to the Registrant’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on May 6, 2013 (File No. 001-35994) and incorporated by reference herein.
(2)	Filed as Exhibit 3.6 to the Registrant’s Registration Statement on Form S-1/A filed with the Securities and Exchange Commission on May 30, 2013 (File No. 001-35994) and incorporated by reference herein.
(3)	Filed as Exhibit 3.1 to the Registrant’s Form 8-K/A filed with the Securities and Exchange Commission on July 17, 2017 (File No. 001-35994) and incorporated by reference herein.
(4)	Filed as Exhibit 3.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on January 19, 2018 (File No. 001-35994) and incorporated by reference herein.
(5)	Filed as Exhibit 3.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on October 18, 2019 (File No. 001-35994) and incorporated by reference herein.
(6)	Filed as Exhibit 3.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on March 23, 2020 (File No. 001-35994) and incorporated by reference herein.
(7)	Filed as Exhibit 3.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on December 10, 2020 (File No. 001-35994) and incorporated by reference herein.
(8)	Filed as Exhibits 4.2, 4.3 and 4.4 to the Registrant’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on October 4, 2018 (File No. 333-227699) and incorporated by reference herein.
(9)	Filed as Exhibit 4.2 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on March 12, 2019 (File No. 001-35994) and incorporated by reference herein.
(10)	Filed as Exhibit 4.3 to the Registrant’s Form S-8 filed with the Securities and Exchange Commission on March 12, 2020 (File No. 333-237137) and incorporated by reference herein.
(11)	Filed as Exhibit10.4 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on January 3, 2020 (File No. 001-35994) and incorporated by reference herein.
(12)	Filed as Appendix A to the Registrant’s Amendment No. 1 to Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 29, 2020 (File No. 001-35994) and incorporated by reference herein.
(13)	Filed as Appendix A to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 28, 2022 (File No. 001-35994) and incorporated by reference herein.
(14)	Filed herewith.

Item 9. Undertakings

The undersigned Registrant hereby undertakes:

1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

i. To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

ii. To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

iii. To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

2. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3. To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

4. That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

5. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Morrisville, North Carolina, on the 3rd day of Ocotber, 2022.

NIGHTHAWK BIOSCIENCES, INC.

By:	/s/ Jeffrey Wolf
Name:	Jeffrey Wolf
Title:	Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)

POWER OF ATTORNEY AND SIGNATURES

Each of the undersigned, whose signature appears below, hereby constitutes and appoints Jeffrey Wolf as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, whether pre-effective or post-effective, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, or his substitute, full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments hereto in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeffrey Wolf	Chief Executive Officer, President and Chairman (Principal Executive Officer)	October 3, 2022
Jeffrey Wolf

/s/ William Ostrander	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 3, 2022
William Ostrander
/s/ John Monahan	Director	October 3, 2022
John Monahan, Ph.D.
/s/ John Prendergast	Director	October 3, 2022
John Prendergast, Ph.D.
/s/ Edward B. Smith, III	Director	October 3, 2022
Edward B. Smith, III

EXHIBIT INDEX

Exhibit No.	Description of Document

4.1	Third Amended and Restated Certificate of Incorporation (1)
4.2	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation (2)
4.3	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation (3)
4.4	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation (4)
4.5	Amended and Restated Bylaws (5)
4.6	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation (6)
4.7	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation (7)
5.1	Opinion of Blank Rome LLP regarding Legality of Shares (14)
23.1	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm (14)
23.2	Consent of Blank Rome LLP (contained in Exhibit 5.1) (14)
24.1	Power of Attorney (included as part of the signature page to this Registration Statement and incorporated herein by reference) (14)
99.1	2018 Stock Incentive Plan (8)
99.2	Amendment No. 1 to the 2018 Stock Incentive Plan (9)
99.3	Amendment No. 2 to the 2018 Stock Incentive Plan (10)
99.4	Amendment No. 3 to the.2018 Stock Incentive Plan (12)
99.5	Amendment No. 4 to the Stock Incentive Plan (13)
99.6	Form of Incentive Stock Option Agreement and Notice of Exercise (8)
99.7	Form of Non-Statutory Stock Option Agreement and Notice of Exercise (8)
99.8	Form of Notice of Award of Restricted Stock Units and Restricted Stock Unit Award Agreement (8)
99.9	Form of Restricted Stock Agreement (11)
107	Calculation of Filing Fee Table (14)

_________________________

(1)	Filed as Exhibit 3.5 to the Registrant’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on May 6, 2013 (File No. 001-35994) and incorporated by reference herein.
(2)	Filed as Exhibit 3.6 to the Registrant’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on May 30, 2013 (File No. 001-35994) and incorporated by reference herein.
(3)	Filed as Exhibit 3.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on July 17, 2017 (File No. 001-35994) and incorporated by reference herein.
(4)	Filed as Exhibit 3.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on January 19, 2018 (File No. 001-35994) and incorporated by reference herein.
(5)	Filed as Exhibit 3.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on October 18, 2019 (File No. 001-35994) and incorporated by reference herein.
(6)	Filed as Exhibit 3.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on March 23, 2020 (File No. 001-35994) and incorporated by reference herein.
(7)	Filed as Exhibit 3.1 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on December 10, 2020 (File No. 001-35994) and incorporated by reference herein.
(8)	Filed as Exhibits 4.2, 4.3 and 4.4 to the Registrant’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on October 4, 2018 (File No. 333-227699) and incorporated by reference herein.
(9)	Filed as Exhibit 4.2 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on March 12, 2019 (File No. 001-35994) and incorporated by reference herein.
(10)	Filed as Exhibit 4.3 to the Registrant’s Form S-8 filed with the Securities and Exchange Commission on March 12, 2020 (File No. 333-237137) and incorporated by reference herein.
(11)	Filed as Exhibit 10.4 to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on January 3, 2020 (File No. 001-35994) and incorporated by reference herein.
(12)	Filed as Appendix A to the Registrant’s Amendment No. 1 to Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 29, 2020 (File No. 001-35994) and incorporated by reference herein.
(13)	Filed as Appendix A to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 28, 2022 (File No. 001-35994) and incorporated by reference herein.
(14)	Filed herewith.